Statements of Cash Flows - Quarterly (USD $)	3 Months Ended
Mar. 31, 2014 Quarterly Member
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$ (6,105)
Adjustments to reconcile net loss to net cash provided by (used for) operations:
Amortization expense	5,025
Decrease in credit card payable	(50)
Net cash provided (used) by operating activities	(1,130)
CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in Due to stockholder	40
Issuance of common stock	1,000
Net cash provided (used) by financing activities	1,040
NET INCREASE (DECREASE) IN CASH	(90)
CASH - beginning of year	119
CASH - end of year	29
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the year for income taxes